                      Oppenheimer u.s. government trust
                  Supplement dated September 22, 2004 to the
                      Prospectus dated October 23, 2003

     This supplement amends the Prospectus of Oppenheimer U.S.  Government Trust
(the "Trust") dated October 23, 2003, and is in addition to the supplement dated
July 6, 2004.  The  Prospectus  supplement  dated December 24, 2003 and March 1,
2004 is replaced with this supplement.

1. Effective March 1, 2004, OFI has voluntarily undertaken to reimburse the Fund for its  expenses  in any fiscal  year for each class of shares  that exceed the following percentages of average daily net assets:

    Class of Shares             Expense  Limitation

    Class A shares                   0.90%

    Class B shares                   1.65%

    Class C shares                   1.65%

    Class N shares                   1.15%

    Class Y shares                   0.65%

As a result, the explanatory  paragraph  immediately following the table "Annual
Fund  Operating  Expenses"  under the section  titled  "FEES AND EXPENSES OF THE
FUND" is amended by adding the second paragraph as shown below on page 8:

    Annual Fund Operating Expenses (deducted from Fund assets):
    (% of average daily net assets)
---------------------------------------------------------------------------
                               Class A  Class B  Class C   Class   Class
                               Shares   Shares   Shares    N       Y
                                                           Shares  Shares
---------------------------------------------------------------------------
---------------------------------------------------------------------------
   Management Fees             0.55%    0.55%    0.55%     0.55%   0.55%
---------------------------------------------------------------------------
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   Distribution and/or Service 0.24%    1.00%    1.00%     0.50%   None
   (12b-1) Fees
---------------------------------------------------------------------------
---------------------------------------------------------------------------
   Other Expenses             0.22%    0.23%    0.19%     0.47%   0.04%
---------------------------------------------------------------------------
---------------------------------------------------------------------------
   Total Annual Operating    1.01%     1.78%    1.74%     1.52%   0.59%
   Expenses
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   Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays.
   The Transfer Agent has voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. Prior to November 1, 2002, the limit on Class Y shares was
   0.25%. That undertaking may be amended or withdrawn at any time. After the waiver, the actual "Other Expenses" and "Total Annual Operating Expenses" as
   percentages of average daily net assets were 0.37% and 1.42%, respectively, for Class N shares. For the Fund's fiscal year ended August 31, 2003, the transfer agent fees did not exceed the expense limitation described above for the other classes of shares.

   Effective March 1, 2004, the Manager has voluntarily undertaken to limit the
   "Total Annual Operating Expenses" for all classes of shares so that "Total
   Annual Operating Expenses," as percentages of average daily net assets, will not exceed the following annual rates: 0.90% for the Class A shares; 1.65%
   for the Class B and Class C shares, respectively; 1.15% for the Class N shares and 0.65% for the Class Y shares. The Manager may terminate this voluntary expense limitation arrangement at any time without notice to shareholders.

   2. The  Prospectus  is changed by adding  the  following  section to appear before the section titled "Portfolio Turnover" on page 12:

      Loans  of  Portfolio  Securities.  The  Fund  has  entered  into a
            Securities    Lending   Agreement    ("Securities    Lending
            Agreement")  with JP Morgan  Chase.  Under  that  agreement, portfolio  securities  of the Fund may be loaned to brokers, dealers and other  financial  institutions.  The  Securities
            Lending  Agreement  provides  that loans must be  adequately collateralized  and may be made only in conformity  with the
            Fund's Securities Lending Guidelines,  adopted by the Fund's
            Board of Trustees.  The value of the  securities  loaned may not exceed 25% of the value of the Fund's net assets.

   3. The  following  new  section  should  be  added  to the  end of  section captioned "HOW THE FUND IS MANAGED - Advisory Fees" on page 13:

      PENDING  LITIGATION.  Three law suits have been filed as  putative derivative  and class  actions  against  the  investment  Manager,
      Distributor   and  Transfer  Agent  of  the  Fund,   some  of  the
      Oppenheimer  funds,  including the Fund, and directors or trustees of some of those  funds.  The  complaints  allege that the Manager
      charged   excessive  fees  for   distribution   and  other  costs,
      improperly  used  assets  of the  funds  in the  form of  directed brokerage  commissions  and 12b-1  fees to pay  brokers to promote sales of Oppenheimer  funds,  and failed to properly  disclose the use of fund  assets to make those  payments  in  violation  of the
      Investment  Company Act and the  Investment  Advisers Act of 1940.
      The   complaints   further   allege  that  by  permitting   and/or
      participating in those actions,  the defendant  directors breached their fiduciary duties to fund  shareholders  under the Investment
      Company  Act and at common  law.  Those law  suits  were  filed on
      August 31,  2004,  September  3, 2004,  and  September  14,  2004,
      respectively,  in  the U.  S.  District  Court  for  the  Southern
      District   of  New   York.   The   complaints   seek   unspecified
      compensatory  and  punitive  damages,  rescission  of  the  funds'
      investment  advisory  agreements,  an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

            The Manager and the Distributor  believe the claims asserted in these law suits to be without  merit,  and intend to defend the suits  vigorously.  The Manager and the Distributor do not believe that the  pending  actions  are likely to have a material  adverse
      effect  on  the  Fund  or  on  their   ability  to  perform  their
      respective  investment  advisory or  distribution  agreements with the Fund.

    September 22, 2004                                          PS0220.032